UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 8, 2008 (April 2, 2008)

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PACIFIC ASIA PETROLEUM, INC.

(Exact name of registrant as specified in its charter)

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Delaware	000-52770	30-0349798
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

250 East Hartsdale Ave., Hartsdale, New York 10530

(Address of Principal Executive Office) (Zip Code)

(914) 472-6070

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

Entry into a Material Definitive Agreement.

On April 2, 2008, Pacific Asia Petroleum, Inc. (“PAP”) received written confirmation that the Ministry of Commerce of The People’s Republic of China has approved the entry by Pacific Asia Petroleum, Ltd. (“PAPL”), a wholly-owned subsidiary of PAP, into that certain Production Sharing Contract entered into on October 26, 2007 with China United Coalbed Methane Corp. Ltd. for the exploitation of coalbed methane resources in the Zijinshan block, which is located in the Shanxi Province in China.

A copy of the press release announcing the foregoing is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01

Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release, dated April 8, 2008.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 8, 2008

Pacific Asia Petroleum, Inc.

By:	/s/ Frank C. Ingriselli
Frank C. Ingriselli Chief Executive Officer

Index to Exhibit

Exhibit Number	Description
99.1	Press Release, dated April 8, 2008.